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                                  Exhibit 10.1
                              Schedule of Investors



                                  Shares of Common Stock
         Investor                      Purchased                    Proceeds to Company
         --------                 ----------------------            -------------------
John Coor                              1,000,000                         $100,000
SSJ Enterprises, LLC                   4,333,333                         $520,000







































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